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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  December 31
Date of reporting period:  June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

SEMI-ANNUAL REPORT (unaudited)

June 30, 2011

Madison Mosaic
Equity Trust

Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund

Madison Mosaic(R) Funds
www.mosaicfunds.com

CONTENTS

Review of Period	1
Economic Review	1
Outlook	1
Interview with Jay Sekelsky	1
Investors Fund	2
Mid-Cap Fund	3
Disciplined Equity Fund	5
Balanced Fund	6
NorthRoad International Fund	8
Portfolio of Investments
Investors Fund	9
Mid-Cap Fund	10
Disciplined Equity Fund	11
Balanced Fund	12
NorthRoad International Fund	14
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	22
Other Information	28

Madison Mosaic Equity Trust

Review of Period

ECONOMIC REVIEW

The six-month period ended June 30, 2011 was fraught with contradictions, as bond and stock returns continued to be positive in the midst of considerable global disruption. Stock markets around the world opened the year in a positive trend, but as we entered the second quarter of 2011 it was increasingly evident that the global economy had hit a soft patch. The main factors that appeared to be underlying this slowdown were: a rise in commodity prices, led by energy costs; the aftermath of the tragic earthquake and tsunami in Japan; the continuing sovereign debt crisis in Europe which is centered in, but not contained to Greece; and the shift of monetary policies, most notably the ending of the Federal Reserve’s Quantitative Easing II.

Looking at results from the start of the period to the end, returns appear broadly positive across the major domestic and global stock and bond indices. The S&P 500, the most widely used proxy for domestic stocks, was up 6.02% and the Morgan Stanley EAFE Index, representing overseas markets, was up 5.36%. Bond investors also saw positive returns for the period, with the Barclays U.S. Aggregate Index up 2.72%. These returns belie the underlying volatility for the period, as markets reacted to the events mentioned above, producing moments when the year-to-date returns were considerably lower than those achieved by period end.

While the news, including Washington’s impasse regarding the debt ceiling, often seemed gloomy, the markets continued to climb the proverbial "wall of worry." Supporting these results were corporate profits, which have continued to be robust. It appears that a wide swath of U.S. businesses have learned to do more with less, producing an environment where corporations show healthy fundamentals, while unemployment remains stubbornly high. While consumer spending is still not out of the doldrums, we continue to see controlled inflation and historically low interest rates, conditions which have traditionally been healthy for corporate balance sheets.

OUTLOOK

Looking forward, a number of second quarter developments bolstered our confidence that the economy can once again regain its footing as we move through the second half of 2011 and into 2012. For instance, the price of oil declined by more than 15% since peaking in late April. In addition, global supply chain disruptions from the Japanese earthquake appeared to be fading. Meanwhile, in Europe, another "fix" appeared to be in place which could at least improve the odds for a delayed and orderly (as opposed to disorderly) Greece default, welcome news to a number of very shaky European banks. On the fiscal front, serious political discussions focused on an extension of federal stimulus into 2012 appeared to be providing more time for the economy to heal before it sets out on its own. Finally, the ongoing credit cycle tightening in China may soon be coming to a close. Still, this is certainly no time for complacency. As a nation we are still going through a rather lengthy and painful de-leveraging process. We believe this ongoing de-leveraging could lead to more fragile economic growth with shorter and choppier economic cycles. The soft patches of 2010 and 2011 are quite consistent with this tempered view.

INTERVIEW WITH JAY SEKELSKY

Can you summarize the performance of the funds in Equity Trust in the first half of 2011?

All of the domestic funds in Equity Trust were positive for the six-month period. We had the best results in Mid-Cap, both in real and relative turns, as the fund ended the period up 10.29%. Disciplined Equity returned 4.26%, Investors 2.66% and Balanced 2.30%. Over this same period, our large-cap benchmark, the S&P 500, rose 6.02%, while our Mid-Cap Index, the Russell Midcap¨ Index, was up 8.08%. On the large-cap side, we lost some ground against the S&P 500 in the first quarter of 2011 as the market rallied strongly, led by more speculative and cyclical companies. In the second half of the period the market showed less

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Madison Mosaic Equity Trust | Review of Period | continued

strength in the face of numerous economic headwinds and our large-cap performance was more in line with the market. On the mid-cap side, our stock selection was the positive driver of performance, as predictable, less-cyclical businesses which had been overlooked for some time began to rally.

MADISON MOSAIC INVESTORS FUND (MINVX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Investors seeks long-term capital appreciation through investments in large, high-quality growth companies.
Net Assets: $41.6 million
Date of Inception: November 1, 1978
Ticker: MINVX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investors Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

LARGE-CAP INVESTING ENVIRONMENT

The six-month period ending June 30, 2011 produced solid returns for large-sized domestic companies. In terms of style, these returns were broad, with growth stocks doing somewhat better than value stocks. However, we did see significant dispersion of performance among S&P 500 Sectors, as Health Care, which had been lagging the market for years, recovered with a 12.6% return, while the Financial Sector lost -3.7%. Energy was also strong with a 10.4% return, while Utilities, Industrials and Consumer Discretionary all outperformed the 6.02% return of the overall Index. While more speculative, cyclical stocks have been favored over the past two years, this trend was showing signs of reversal, as stocks rated at top end of the S&P quality ratings soundly outperformed those at the bottom over the six-month period. Also of note was the underperformance of mega-cap stocks, as the 20 largest stocks in the S&P 500 had an average return that lagged the overall index by close to 3%.

PERFORMANCE DISCUSSION WITH LEAD EQUITY MANAGER JAY SEKELSKY

How did the Madison Mosaic Investors Fund perform in the first half of 2011?

The Investors Fund ended the six-month period with a 2.66% return, trailing its S&P 500 benchmark’s 6.02% return. The return also trailed its peer average, as measured by the Morningstar Large Cap Growth Category, 5.65%. While we were encouraged by some general trends in the market, especially the revival of more fundamentally sound companies over those with more speculative natures, the fund has yet to capitalize on this trend, which is frustrating. The fund has a large exposure to some of the largest companies in the U.S., firms which we believe have dominant and persistent competitive advantages. However, mega-cap stocks were in general laggards, and the fund was held back by the returns of several of these companies. We continue to like their value and prospects and believe this is a temporary condition.

What changes to the portfolio have you made since December 31, 2010?

In terms of general sector allocation, the fund maintained its basic sector allocation across the period. We found the most opportunities in Information Technology which remained our highest allocation throughout. The fund also held no exposure to Materials, Telecommunications and Utilities. The main shift was some profit taking in Heath Care which reduced the fund’s exposure from a significant overweighting to closer to market exposure, and an increase in Consumer Discretionary holdings, which although expanded, remained lighter than the overall market.

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We prefer to buy outstanding companies which we can hold for substantial periods, so it is no surprise that almost all of our top-ten holdings from the beginning of the period remained in the portfolio at period end. The one exception was IBM, which we sold as it hit our price target at the same time our analysis indicated a revenue slowdown ahead. Among our additions was Brookfield Asset Management, which has been a Madison Mosaic Mid-Cap holding for some time, and energy concern Canadian Natural Resources, which is one of the largest independent crude oil and natural gas producers in the world. Other notable changes included the sale of pharmaceutical Merck & Co. and the addition of Northern Trust Corporation, an international financial services company which provides investment management and fiduciary and banking services to clients around the world. Northern Trust was named in March, 2010 as Fortune Magazine’s number one most admired company in the superregional banks category.

What factors were the strongest contributors to fund performance?

Although the fund didn’t keep up with the continuation of the speculative rally in the first quarter of the year, when the market began to pull back in response to more sobering economic news we showed considerable resilience. The fund had our strongest returns in the traditionally defensive Health Care and Consumer Staples Sectors followed by Energy. The fund’s strongest single stock was United Health Care, whose stock rose 43.7% over the period. The fund also had positive results from Visa Inc, and three Energy Sector holdings, Noble Corp., Chevron and Southwestern Energy.

What factors were the largest constraints on performance?

The most notable drags on performance came from the fund’s large technology holdings. Microsoft, Cisco and Google began the period as our three largest holdings, and their stocks fell -5.7%, -22.6% and -14.7% respectively. The other major restraint on performance came from retailer Staples, whose stock was also off sharply for the period.

Although these large technology companies were shunned by the market, we continued to see longer term attraction in these profitable companies, whose valuations have dropped to levels that haven’t been seen in years, if ever.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/11
Consumer Discretionary	8.2%
Consumer Staples	13.6%
Energy	13.9%
Financials	18.8%
Health Care	12.1%
Industrials	7.6%
Information Technology	22.1%
Cash & Other	3.7%

TOP TEN STOCK HOLDINGS AS OF 6/30/11
% of net assets
Microsoft Corp.	4.94%
PepsiCo Inc.	4.45%
Target Corp.	4.09%
Johnson & Johnson	4.06%
Google Inc., Class A	3.97%
Cisco Systems Inc.	3.84%
3M Co.	3.51%
Franklin Resources Inc.	3.45%
Intel Corp.	3.19%
Visa Inc., Class A	3.18%

MADISON MOSAIC MID-CAP FUND (GTSGX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Mid-Cap seeks long-term growth through the investment in mid-sized companies.
Net Assets: $160.1 million
Date of Inception: July 21, 1983
Ticker: GTSGX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Mid-Cap Fund invests primarily in the common stocks of mid-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies.

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Madison Mosaic Equity Trust | Review of Period • Mid-Cap Fund | continued

We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flow analysis. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

MID-CAP INVESTING ENVIRONMENT

Mid-cap indices were considerably stronger than the large-cap benchmarks through this six-month period and were also stronger than the small-cap indices, although less dramatically so. This performance suggests a "goldilocks" situation, where medium-sized companies appear to have the stability to avoid the financing challenges of small companies, yet continue to show more growth potential than large companies. The outperformance of mid-caps has been a trend for some time, and by many standard valuation metrics mid-cap stocks in aggregate are now pricier than large-cap stocks. This valuation situation is reflected in our mid-cap management, as we have found more opportunities among the larger mid-cap stocks, rather than those which are closer to small-cap.

PERFORMANCE DISCUSSION WITH RICH EISINGER, CO-MANAGER OF MADISON MOSAIC MID-CAP

How would you characterize the performance of Madison Mosaic Mid-Cap in 2011?

The performance of Mid-Cap over this six month period was gratifying since we have been patiently waiting for the market to recognize the value we were seeing in its holdings. The fund’s 10.29% return exceeded that of our benchmark, the Russell Midcap¨ Index, which was up 8.08%. The fund also performed above its Morningstar Category, as its Mid-Cap Growth peer group also returned 8.08%. As we’ve noted over the past year or two, predictable, less-cyclical businesses have been generally overlooked and it seems like our patience is now being rewarded.

What changes to the portfolio have you made since December 31, 2010?

We worked hard through the market crash of 2008 and 2009 to take advantage of the market dislocation. We tried to assemble a portfolio of strong consistent businesses at attractive prices, to build the highest quality portfolio possible. As previously mentioned, this was not of immediate benefit, as the steep rally that began in March 2009 favored just the opposite: highly leveraged, more speculative companies. Thanks to the valuation opportunities we exploited, we have been able to retain some basic stability in the portfolio. All of the fund’s top-ten holdings from the beginning of the year are still significant holdings, and the sector weights remain similar. The fund’s largest exposure across the period was to the Financial Sector, which is also the largest in the Russell Midcap¨ Index. However, there is significant diversity among the fund’s financial stocks including a large weighting in insurance. We did increase the fund’s Consumer Discretionary exposure over the course of the period while taking some profits from the best-performing area of the market, Health Care, where the fund’s weighting moved from 15.3% to 11.9%.

In terms of individual holdings, we sold Covance, FactSet Research Systems, and SEI Investments. Additions included smaller positions in Glacier Bancorp and M&T Bank Corporation, both well-managed regional banks, in the belief that patient investors will benefit from the gradual improvement of bank fundamentals. We also added Northern Trust, a highly respected global finance company and Staples, the office supply retailer which we believe has superior management who can lead the company from what we see as a temporary slowdown in sales and profits to a stronger future.

What factors were the strongest contributors to fund performance?

The fund had positive contributions from a wide variety of companies and sectors. The fund’s outperformance was led by strong results in the Industrials, Technology, Energy and Financials Sectors. Among the fund’s strongest individual performers was Techne, a Health Care company which sells proteins and antibodies to research labs throughout the world. Another stock with a strong six month return was Copart Inc. which runs an online auction service for

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Madison Mosaic Equity Trust | Review of Period • Mid-Cap Fund | continued

salvaged cars, often sourced from insurance companies. We also saw strong returns from retail discounter TJX Companies and insurer W.R. Berkley.

On the downside, the fund’s consumer holdings did not keep up with their sector counterparts. The fund had particularly disappointing results from Staples, the office supply retailer. Within the fund’s overall positive results from financials, we saw weakness in mutual fund sponsor T. Rowe Price, whose stock suffered from fears that the soft patch in the economy could lead to an equity market downturn.

What do you see for Mid-Cap looking ahead?

We see mixed economic data throughout the world. We continue to believe, however, that we have good value in the portfolio over the medium to long-term. We believe the fund’s companies have above average prospects to gain market share, earn high returns on their ventures, and add value for shareholders. We remain risk-aware investors, concerned with both the opportunities and risks to our holdings and our opportunity set. We believe the fund’s portfolio, as a whole, is well positioned to support our long-held strategy of participation in up markets while providing protection in a falling market.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/11
Consumer Discretionary	19.3%
Consumer Staples	3.8%
Energy	6.6%
Financials	25.2%
Health Care	11.9%
Industrials	14.3%
Information Technology	10.1%
Materials	2.5%
Cash & Other	6.3%

TOP TEN STOCK HOLDINGS AS OF 6/30/11
% of net assets
Brookfield Asset Management Inc.	4.63%
TJX Cos. Inc.	3.76%
Markel Corp.	3.57%
Bed Bath & Beyond Inc.	3.46%
DENTSPLY International Inc.	3.34%
WR Berkley Corp.	3.34%
Laboratory Corp. of America Holdings	3.26%
Copart Inc.	3.19%
Techne Corp.	3.13%
Western Union Co./The	2.99%

MADISON MOSAIC DISCIPLINED EQUITY (MADEX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Disciplined Equity seeks long-term growth with diversification among all equity market sectors.
Net Assets: $163.3 million
Date of Inception: December 31, 1997
Ticker: MADEX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Disciplined Equity Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund seeks to maintain an overall sector weighting in line with the broader market, with quarterly rebalancing. The fund typically owns 50-65 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY

How would you characterize the performance of the Disciplined Equity Fund for the period?

Against the fund’s benchmark S&P 500’s gain of 6.02%, Disciplined Equity advanced 4.26%. The fund’s Morningstar Large Blend Category returned an average 5.45% for the period. With the portfolio allocated broadly across S&P 500 sectors, the result against the S&P 500 was largely a function of our stock selection. The higher quality, well-established companies we prefer did not lead the market for this period, which favored smaller and highly leveraged firms.

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Madison Mosaic Equity Trust | Review of Period • Disciplined Equity Fund | continued

What changes to the portfolio have you made since December 31, 2010?

As in the past, the fund’s equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time.

Although the management team’s objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. Our goal is to own the highest quality companies we can in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. We prefer to buy quality companies and hold them for long periods, a result reflected by the retention in the portfolio of all of our period opening top-ten holdings. We did take several names out of the portfolio during this period, including American Express, Entergy Corp., Merck & Co., NIKE Inc, and Wells Fargo. Among the new names were Canadian Natural Resources, Northern Trust, Rockwell Collins, and Stryker Corporation.

What factors had the largest impact on this period’s performance?

The only S&P 500 Sector with a negative return for the period was Financials, where the fund outperformed the Index with a small positive return. The fund also had a positive relative contribution from its Consumer Staples holdings and three of the lighter weighted sectors in the S&P 500: Materials, Telecom and Utilities. The best performing stock was UnitedHealth Group, followed by Visa and Franklin Resources. The biggest constraints on performance were three of the fund’s top-ten holdings, all in technology: Microsoft, Cisco and Google. These stocks all had negative performance for the period, but for us retain their attraction, particularly on a valuation basis. As always in an upward moving market, the fund’s cash position which began the period at 6.4% and ended at 3.8%, was a detriment.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/11
Consumer Discretionary	10.6%
Consumer Staples	9.7%
Energy	12.2%
Financials	15.9%
Health Care	11.5%
Industrials	10.7%
Information Technology	18.0%
Materials	3.1%
Telecommunication Services	2.2%
Utilities	2.6%
Cash & Other	3.5%

TOP TEN STOCK HOLDINGS AS OF 6/30/11
% of net assets
Johnson & Johnson	3.18%
Microsoft Corp.	3.15%
Google Inc., Class A	2.99%
PepsiCo Inc.	2.97%
3M Co.	2.64%
NextEra Energy Inc.	2.55%
Cisco Systems Inc.	2.39%
Apache Corp.	2.38%
ConocoPhillips	2.29%
AT&T Inc.	2.24%

MADISON MOSAIC BALANCED (BHBFX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Balanced seeks to provide current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and government agency and investment grade corporate bonds.

Net Assets: $11.7 million
Date of Inception: December 18, 1986
Ticker: BHBFX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Balanced Fund invests primarily in the common stocks of large-sized U.S. corporations along with an actively managed portfolio of investment-grade intermediate-term bonds. The bond exposure is targeted to be at least 30% of the fund’s total assets. The fund typically owns 25-40 securities on the stock side which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. Bonds are managed to seek the best risk-adjusted return through active

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management of sectors (corporate, Treasury and Agency), duration, and yield-curve positioning.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY AND PAUL LEFURGEY.

How did the Balanced Fund perform for the year?

The Balanced Fund rose 2.30%, as both the stock and bond holdings had a positive period. This return did not keep up with the broader markets, as stock rose 6.02%, as represented by the S&P 500, while the overall bond market, as represented by the Barclays Aggregate Index, was positive by 2.72%. The fund’s Morningstar peer group, Moderate Allocation, rose 4.27% for the period. This discrepancy can be attributed to both the stock side of the portfolio, where its high-quality large stocks lagged, and to the bond portfolio, where defensive positions did not keep up with the advancement of longer and lower-quality bonds.

What changes to the portfolio have you made since December 31, 2010?

The stock holdings of Balanced mirror the holdings of the Investors Fund, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. The fund began the period holding 65.4% stocks, and ended the period with a 64.9% in stocks, a result which reflects the relatively even returns the fund achieved from its stock and bond holdings over this period.

On the bond side, we kept the fund’s bond allocation fairly steady from the first of the year, with a modest tilt towards corporate holdings over government bonds.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were up for the period, even as they trailed the market in general as measured by the S&P 500. The holdings mirror the stocks held in the Investors Fund, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

We actively manage the bond holdings in Balanced, and have positioned them on the defensive side of the major bond benchmarks, both in terms of duration and quality. This positioning allowed for solid positive real returns over the six months, but returns which fell short of the indices, as falling rates supported higher risk, longer bonds, while lower quality bonds outperformed higher quality.

COMMON STOCK ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/11
Consumer Discretionary	5.5%
Consumer Staples	9.5%
Energy	9.5%
Financials	12.8%
Health Care	8.0%
Industrials	5.0%
Information Technology	14.6%

PORTFOLIO INVESTMENT BLEND AS A PERCENTAGE OF NET ASSETS AS OF 6/30/11
Common Stocks	64.9%
Corporate Bonds	16.4%
Government Bonds	14.7%
Cash & Other	4.0%

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF 6/30/11
% of net assets
Top Five Stock Holdings (64.9% of net assets in stocks)
Microsoft Corp.	3.34%
PepsiCo Inc.	3.01%
Johnson & Johnson	2.76%
Target Corp.	2.75%
Google Inc., Class A	2.65%

Top Five Fixed Income Holdings (31.1% of net assets in fixed income)
U.S. Treasury Note, 1%, 7/31/11	3.41%
U.S. Treasury Note, 3.75%, 11/15/18	1.71%
Federal Home Loan Bank, 5.5%, 8/13/14	1.46%
Freddie Mac, 4.875%, 11/15/13	1.41%
American Express Co., 4.875%, 7/15/13	1.36%

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Madison Mosaic Equity Trust | Review of Period | concluded

MADISON MOSAIC NORTHROAD INTERNATIONAL FUND (NRIEX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic NorthRoad International seeks long-term capital appreciation through the investment in non-U.S. companies.
Net Assets: $1.6 million
Ticker: NRIEX

INVESTMENT STRATEGY HIGHLIGHTS

NorthRoad International is a diversified international stock fund which invests in mostly large-sized, reasonably valued companies in the developed world. The fund began operating with its international mandate on June 30, 2011 and as such does not have investment results which reflect this management for the period covered by this report. Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund which began operations on December 31, 2008.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/11
Consumer Discretionary	6.1%
Consumer Staples	19.7%
Energy	11.7%
Financials	14.3%
Health Care	16.2%
Industrials	2.0%
Information Technology	9.8%
Materials	9.6%
Telecommunication Services	5.1%
Cash & Other	5.5%

TOP TEN STOCK HOLDINGS AS OF 6/30/11
% of net assets
Novartis AG, ADR	4.04%
Diageo PLC, ADR	4.03%
GlaxoSmithKline PLC, ADR	4.03%
France Telecom S.A., ADR	3.07%
Sanofi, ADR	3.07%
Mitsubishi UFJ Financial Group Inc.	3.07%
ENI SpA, ADR	3.07%
Total S.A., ADR	3.06%
Royal Dutch Shell PLC, ADR	3.05%
HSBC Holdings PLC, ADR	3.02%

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Madison Mosaic Equity Trust | June 30, 2011

Investors Fund • Portfolio of Investments (unaudited)

	Shares	Value (Note 1)
COMMON STOCK - 96.3%
Consumer Discretionary - 8.2%
Staples Inc.	62,565	$ 988,527
Target Corp.	36,305	1,703,068
Walt Disney Co./The	19,005	741,955
		3,433,550
Consumer Staples - 13.6%
Coca-Cola Co./The	12,713	855,458
Costco Wholesale Corp.	9,318	756,994
Diageo PLC, ADR	13,677	1,119,736
Kraft Foods Inc., Class A	31,255	1,101,114
PepsiCo Inc.	26,272	1,850,337
		5,683,639
Energy - 13.9%
Apache Corp.	8,565	1,056,835
Canadian Natural Resources Ltd.	25,540	1,069,104
Chevron Corp.	10,832	1,113,963
Noble Corp.*	13,895	547,602
Petroleo Brasileiro S.A., ADR	29,945	1,013,938
Schlumberger Ltd.	11,424	987,034
		5,788,476
Financials - 18.8%
Bank of New York Mellon Corp./The	44,593	1,142,473
Berkshire Hathaway Inc., Class B*	13,689	1,059,392
Brookfield Asset Management Inc.	26,790	888,624
Franklin Resources Inc.	10,932	1,435,262
Markel Corp.*	2,911	1,155,114
Northern Trust Corp.	17,925	823,833
US Bancorp	51,790	1,321,163
		7,825,861
Health Care - 12.1%
Johnson & Johnson	25,384	1,688,544
Laboratory Corp. of America Holdings*	9,731	941,863
Novartis AG, ADR	20,533	1,254,772
UnitedHealth Group Inc.	21,999	1,134,708
		5,019,887
	Shares	Value (Note 1)
Industrials - 7.6%
3M Co.	15,401	$ 1,460,785
Jacobs Engineering Group Inc.*	17,515	757,524
Waste Management Inc.	25,105	935,663
		3,153,972
Information Technology - 22.1%
Cisco Systems Inc.	102,374	1,598,058
Google Inc., Class A*	3,258	1,649,786
Intel Corp.	59,905	1,327,495
Microsoft Corp.	79,079	2,056,054
Qualcomm Inc.	21,510	1,221,553
Visa Inc., Class A	15,700	1,322,881
		9,175,827
Total Common Stock (Cost $35,886,482)		40,081,212
Repurchase Agreement - 3.6%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $1,522,532 in Freddie Mac Pool #A87842 due 8/1/39. Proceeds at maturity are $1,492,672 (Cost $1,492,672)		1,492,672
TOTAL INVESTMENTS - 99.9% (Cost $37,379,154)		41,573,884
NET OTHER ASSETS AND LIABILITIES - 0.1%		34,099
TOTAL ASSETS - 100.0%		$ 41,607,983

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 9

Madison Mosaic Equity Trust | June 30, 2011

Mid-Cap Fund • Portfolio of Investments (unaudited)
	Shares	Value (Note 1)
COMMON STOCK - 93.7%
Consumer Discretionary - 19.3%
Bed Bath & Beyond Inc.*	94,815	$ 5,534,352
CarMax Inc.*	143,929	4,759,732
Liberty Global Inc., Class C*	79,369	3,389,056
Omnicom Group Inc.	94,590	4,555,454
Staples Inc.	230,247	3,637,903
TJX Cos. Inc.	114,680	6,024,140
Yum! Brands Inc.	54,330	3,001,189
		30,901,826
Consumer Staples - 3.8%
Brown-Forman Corp., Class B	39,569	2,955,408
McCormick & Co. Inc.	63,740	3,159,592
		6,115,000
Energy - 6.6%
EOG Resources Inc.	29,187	3,051,501
Noble Corp.*	101,280	3,991,445
Southwestern Energy Co.*	81,595	3,498,793
		10,541,739
Financials - 25.2%
Arch Capital Group Ltd.*	133,635	4,265,629
Brookfield Asset Management Inc.	223,471	7,412,533
Brown & Brown Inc.	138,685	3,558,657
Glacier Bancorp Inc.	108,776	1,466,301
Leucadia National Corp.	118,910	4,054,831
M&T Bank Corp.	28,024	2,464,711
Markel Corp.*	14,410	5,718,032
Northern Trust Corp.	65,955	3,031,292
T Rowe Price Group Inc.	49,682	2,997,812
WR Berkley Corp.	164,644	5,341,051
		40,310,849
Health Care - 11.9%
CR Bard Inc.	31,255	3,433,674
DENTSPLY International Inc.	140,284	5,342,015
Laboratory Corp. of America Holdings*	53,842	5,211,367
Techne Corp.	60,176	5,016,873
		19,003,929
	Shares	Value (Note 1)
Industrials - 14.3%
Copart Inc.*	109,425	$ 5,099,205
IDEX Corp.	97,364	4,464,139
Jacobs Engineering Group Inc.*	91,085	3,939,426
Ritchie Bros Auctioneers Inc.	55,443	1,524,128
Wabtec Corp.	58,509	3,845,212
Waste Management Inc.	110,475	4,117,403
		22,989,513
Information Technology - 10.1%
Amphenol Corp., Class A	53,351	2,880,421
Broadridge Financial Solutions Inc.	195,389	4,703,013
FLIR Systems Inc.	114,528	3,860,739
Western Union Co./The	239,285	4,792,879
		16,237,052
Materials - 2.5%
Ecolab Inc.	69,600	3,924,049
Total Common Stock (Cost $115,081,519)		150,023,957
Repurchase Agreement - 5.8%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $9,471,417 in Freddie Mac Pool #A87842 due 8/1/39. Proceeds at maturity are $9,285,665 (Cost $9,285,662)		9,285,662
TOTAL INVESTMENTS - 99.5% (Cost $124,367,181)		159,309,619
NET OTHER ASSETS AND LIABILITIES - 0.5%		764,952
TOTAL ASSETS - 100.0%		$160,074,571

*Non-income producing

See accompanying Notes to Financial Statements.

10 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | June 30, 2011

Disciplined Equity Fund • Portfolio of Investments (unaudited)
	Shares	Value (Note 1)
COMMON STOCK - 96.5%
Consumer Discretionary - 10.6%
Discovery Communications Inc.*	60,850	$ 2,224,068
Omnicom Group Inc.	61,577	2,965,548
Staples Inc.	144,745	2,286,971
Target Corp.	69,575	3,263,763
TJX Cos. Inc.	57,985	3,045,952
Walt Disney Co./The	46,380	1,810,675
Yum! Brands Inc.	30,345	1,676,258
		17,273,235
Consumer Staples - 9.7%
Coca-Cola Co./The	36,680	2,468,197
Costco Wholesale Corp.	24,805	2,015,158
Diageo PLC, ADR	41,745	3,417,663
Kraft Foods Inc., Class A	87,060	3,067,124
PepsiCo Inc.	68,760	4,842,767
		15,810,909
Energy - 12.2%
Apache Corp.	31,448	3,880,369
Canadian Natural Resources Ltd.	50,975	2,133,814
Chevron Corp.	34,549	3,553,019
ConocoPhillips	49,765	3,741,830
Noble Corp.*	37,225	1,467,037
Petroleo Brasileiro S.A., ADR	81,725	2,767,209
Schlumberger Ltd.	27,866	2,407,622
		19,950,900
Financials - 15.9%
Bank of New York Mellon Corp./The	103,295	2,646,418
Berkshire Hathaway Inc., Class B*	36,774	2,845,940
Brookfield Asset Management Inc.	73,985	2,454,082
Franklin Resources Inc.	21,841	2,867,505
M&T Bank Corp.	25,075	2,205,346
Markel Corp.*	7,096	2,815,764
Morgan Stanley	84,070	1,934,451
Northern Trust Corp.	62,525	2,873,649
US Bancorp	130,610	3,331,861
WR Berkley Corp.	58,425	1,895,307
		25,870,323
Health Care - 11.5%
Allergan Inc.	21,875	1,821,094
Johnson & Johnson	78,040	5,191,221
Laboratory Corp. of America Holdings*	28,576	2,765,871
Novartis AG, ADR	51,280	3,133,721
Stryker Corp.	39,025	2,290,377
Teva Pharmaceutical Industries Ltd., ADR	34,095	1,644,061
UnitedHealth Group Inc.	38,410	1,981,188
		18,827,533
	Shares	Value (Note 1)
Industrials - 10.7%
3M Co.	45,448	$ 4,310,743
Aecom Technology Corp.*	62,345	1,704,512
Copart Inc.*	42,680	1,988,888
Illinois Tool Works Inc.	48,430	2,735,811
Jacobs Engineering Group Inc.*	41,115	1,778,224
Rockwell Collins Inc.	42,900	2,646,501
Waste Management Inc.	63,650	2,372,235
		17,536,914
Information Technology - 18.0%
Cisco Systems Inc.	249,815	3,899,612
FLIR Systems Inc.	71,125	2,397,624
Google Inc., Class A*	9,654	4,888,592
Intel Corp.	104,935	2,325,360
International Business Machines Corp.	12,543	2,151,752
Microsoft Corp.	197,525	5,135,650
Qualcomm Inc.	59,475	3,377,585
Visa Inc., Class A	41,000	3,454,660
Western Union Co./The	87,440	1,751,423
		29,382,258
Materials - 3.1%
Ecolab Inc.	56,000	3,157,280
Praxair Inc.	18,080	1,959,691
		5,116,971
Telecommunication Services - 2.2%
AT&T Inc.	116,170	3,648,900
Utilities - 2.6%
NextEra Energy Inc.	72,370	4,158,380
Total Common Stock (Cost $147,985,773)		157,576,323
Repurchase Agreement - 3.8%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $6,329,287 in Freddie Mac Pool #A87842 due 8/1/39. Proceeds at maturity are $6,205,158 (Cost $6,205,156)		6,205,156
TOTAL INVESTMENTS - 100.3% (Cost $154,190,930)		163,781,479
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(523,062)
TOTAL ASSETS - 100.0%		$163,258,417

*	Non-income producing
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 11

Madison Mosaic Equity Trust | June 30, 2011

Balanced Fund • Portfolio of Investments (unaudited)
	Shares	Value (Note 1)
COMMON STOCK - 64.9%
Consumer Discretionary - 5.5%
Staples Inc.	11,835	$ 186,993
Target Corp.	6,870	322,272
Walt Disney Co./The	3,445	134,493
		643,758
Consumer Staples - 9.5%
Coca-Cola Co./The	2,485	167,216
Costco Wholesale Corp.	1,774	144,120
Diageo PLC, ADR	2,735	223,914
Kraft Foods Inc., Class A	6,240	219,835
PepsiCo Inc.	5,017	353,347
		1,108,432
Energy - 9.5%
Apache Corp.	1,690	208,529
Canadian Natural Resources Ltd.	4,905	205,323
Chevron Corp.	2,084	214,319
Noble Corp.*	2,675	105,422
Petroleo Brasileiro S.A., ADR	5,690	192,663
Schlumberger Ltd.	2,202	190,253
		1,116,509
Financials - 12.8%
Bank of New York Mellon Corp./The	8,357	214,106
Berkshire Hathaway Inc., Class B*	2,601	201,292
Brookfield Asset Management Inc.	5,005	166,016
Franklin Resources Inc.	2,148	282,011
Markel Corp.*	577	228,959
Northern Trust Corp.	3,347	153,828
US Bancorp	10,055	256,503
		1,502,715
Health Care - 8.0%
Johnson & Johnson	4,870	323,952
Laboratory Corp. of America Holdings*	1,816	175,771
Novartis AG, ADR	3,635	222,135
UnitedHealth Group Inc.	4,210	217,152
		939,010
Industrials - 5.0%
3M Co.	2,850	270,323
Jacobs Engineering Group Inc.*	3,365	145,536
Waste Management Inc.	4,685	174,610
		590,469
Information Technology - 14.6%
Cisco Systems Inc.	19,409	302,974
Google Inc., Class A*	614	310,917
Intel Corp.	10,665	236,336
	Shares	Value (Note 1)
Microsoft Corp.	15,055	$ 391,430
Qualcomm Inc.	3,895	221,197
Visa Inc., Class A	3,010	253,623
		1,716,477
Total Common Stock (Cost $6,678,086)		7,617,370

CORPORATE NOTES AND BONDS - 16.4%
Consumer Discretionary - 0.5%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	55,000	61,627
Consumer Staples - 1.9%
Costco Wholesale Corp., 5.3%, 3/15/12	100,000	103,575
Kraft Foods Inc., 5.625%, 11/1/11	13,000	13,209
Sysco Corp., 5.25%, 2/12/18	100,000	110,503
		227,287
Energy - 3.8%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	54,811
Devon Energy Corp., 6.3%, 1/15/19	100,000	117,781
Marathon Oil Corp., 6%, 10/1/17	100,000	115,027
Valero Energy Corp., 6.875%, 4/15/12	150,000	156,890
		444,509
Financials - 4.2%
Allstate Corp./The, 6.2%, 5/16/14	100,000	113,248
American Express Co., 4.875%, 7/15/13	150,000	159,564
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	110,493
General Electric Capital Corp., 4.8%, 5/1/13	100,000	106,234
		489,539
Health Care - 1.2%
Abbott Laboratories, 5.6%, 11/30/17	125,000	145,061
Industrials - 1.0%
United Parcel Service Inc., 5.5%, 1/15/18	100,000	113,554
Information Technology - 3.8%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	113,818
Hewlett-Packard Co., 4.5%, 3/1/13	100,000	105,947
Oracle Corp., 4.95%, 4/15/13	100,000	107,331
Western Union Co./The, 5.93%, 10/1/16	100,000	113,203
		440,299
Total Corporate Notes and Bonds (Cost $1,817,668)		1,921,876

See accompanying Notes to Financial Statements.

12 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | Balanced Fund • Portfolio of Investments |  June 30, 2011 | concluded

	Shares	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.7%
Fannie Mae - 2.2%
4.875%, 5/18/12	150,000	$ 155,634
2.375%, 7/28/15	100,000	103,053
		258,687
Federal Home Loan Bank - 1.5%
5.5%, 8/13/14	150,000	171,094
Freddie Mac - 1.4%
4.875%, 11/15/13	150,000	165,026
U.S. Treasury Note - 9.6%
1%, 7/31/11	400,000	400,205
1%, 4/30/12	75,000	75,510
1.875%, 6/15/12	75,000	76,186
0.5%, 11/15/13	75,000	74,830
4.25%, 8/15/14	100,000	110,539
3.125%, 10/31/16	125,000	132,891
3.75%, 11/15/18	185,000	200,436
2.625%, 11/15/20	50,000	48,164
		1,118,761
Total U.S. Government and Agency Obligations (Cost $1,653,204)		1,713,568
	Shares	Value (Note 1)
Repurchase Agreement - 3.9%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $469,114 in Freddie Mac Pool #A87842 due 8/1/39. Proceeds at maturity are $459,914 (Cost $459,914)		$ 459,914
TOTAL INVESTMENTS - 99.9% (Cost $10,608,872)		11,712,728
NET OTHER ASSETS AND LIABILITIES - 0.1%		15,395
TOTAL ASSETS - 100.0%		$ 11,728,123

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 13

Madison Mosaic Equity Trust | June 30, 2011

NorthRoad International Fund • Portfolio of Investments (unaudited)
	Shares	Value (Note 1)
COMMON STOCK - 94.5%
Consumer Discretionary - 6.1%
Esprit Holdings Ltd., ADR	5,055	$ 31,442
Reed Elsevier PLC, ADR	878	32,029
WPP PLC, ADR	505	31,689
		95,160
Consumer Staples - 19.7%
Carrefour S.A., ADR*	3,805	31,445
Diageo PLC, ADR	770	63,040
Imperial Tobacco Group PLC	597	39,699
Kao Corp., ADR	1,527	39,896
Nestle S.A., ADR	757	46,975
Tesco PLC, ADR	2,042	39,537
Unilever PLC, ADR	1,455	47,127
		307,719
Energy - 11.7%
ENI SpA, ADR	1,008	47,930
Petroleo Brasileiro S.A., ADR	1,174	39,752
Royal Dutch Shell PLC, ADR	670	47,657
Total S.A., ADR	828	47,892
		183,231
Financials - 14.3%
Allianz SE, ADR	2,286	31,927
AXA SA, ADR	1,422	32,307
Banco Santander S.A., ADR	2,774	31,929
HSBC Holdings PLC, ADR	950	47,139
Mitsubishi UFJ Financial Group Inc.	9,928	47,952
UBS AG*	1,732	31,626
		222,880
Health Care - 16.2%
GlaxoSmithKline PLC, ADR	1,468	62,977
Novartis AG, ADR	1,034	63,188
Roche Holding AG, ADR	1,119	46,747
Sanofi, ADR	1,194	47,963
Teva Pharmaceutical Industries Ltd., ADR	656	31,632
		252,507
Industrials - 2.0%
Secom Co. Ltd., ADR	2,639	31,412
	Shares	Value (Note 1)
Information Technology - 9.8%
Canon Inc., ADR	984	$ 46,828
Nintendo Co. Ltd., ADR	1,533	35,758
SAP AG, ADR	655	39,725
Telefonaktiebolaget LM Ericsson	2,205	31,708
		154,019
Materials - 9.6%
Akzo Nobel NV, ADR	622	39,228
CRH PLC, ADR	1,445	32,541
Givaudan SA, ADR	1,853	39,151
Syngenta AG, ADR*	585	39,523
		150,443
Telecommunication Services - 5.1%
France Telecom SA, ADR	2,256	48,030
NTT DoCoMo Inc., ADR	1,759	31,504
		79,534
Total Common Stocks (Cost $1,474,462)		1,476,905
Repurchase Agreement - 4.9%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $77,999 in Freddie Mac Pool #A87842 due 8/1/39. Proceeds at maturity are $76,469 (Cost $76,469)		76,469
TOTAL INVESTMENTS - 99.4% (Cost $1,550,931)		1,553,374
NET OTHER ASSETS AND LIABILITIES - 0.6%		9,720
TOTAL ASSETS - 100.0%		$ 1,563,094

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

14 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | June 30, 2011

Statements of Assets and Liabilities (unaudited)
	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund	NorthRoad International Fund**
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$ 40,081,212	$150,023,957	$157,576,323	$ 11,252,814	$ 1,476,905
Repurchase agreements	1,492,672	9,285,662	6,205,156	459,914	76,469
Total investments*	41,573,884	159,309,619	163,781,479	11,712,728	1,553,374
Receivables
Investment securities sold	1,083,497	–	2,090,748	196,240	1,483,723
Dividends and interest	41,978	140,279	169,430	47,929	1,458
Capital shares sold	4,549	828,966	30,956	1,360	–
Total assets	42,703,908	160,278,864	166,072,613	11,958,257	3,038,555

LIABILITIES
Payables
Investment securities purchased	1,046,131	–	2,742,507	200,911	1,474,461
Dividends	–	–	–	1,598	–
Capital shares redeemed	39,919	188,168	62,064	23,750	–
Auditor fees	6,000	12,250	9,250	3,000	1,000
Independent trustee fees	3,875	3,875	375	875	–
Total liabilities	1,095,925	204,293	2,814,196	230,134	1,475,461

NET ASSETS	$ 41,607,983	$160,074,571	$163,258,417	$ 11,728,123	$ 1,563,094

Net assets consists of:
Paid in capital	41,029,943	122,536,316	147,540,080	10,475,254	1,144,226
Undistributed net investment income (loss)	156,707	(262,813)	688,103	–	(2,903)
Accumulated net realized gains (losses)	(3,773,397)	2,858,630	5,439,685	149,013	419,328
Net unrealized appreciation on investments	4,194,730	34,942,438	9,590,549	1,103,856	2,443
Net assets	$ 41,607,983	$160,074,571	$163,258,417	$ 11,728,123	$ 1,563,094

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	2,448,658	12,543,216	12,350,056	658,693	109,962

NET ASSET VALUE PER SHARE	$16.99	$12.76	$13.22	$17.81	$14.21

*INVESTMENT SECURITIES, AT COST	$ 37,379,154	$124,367,181	$154,190,930	$ 10,608,872	$ 1,550,931

**Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund. See note 9.

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 15

Madison Mosaic Equity Trust | June 30, 2011

Statements of Operations (unaudited)

For the six-months ended June 30, 2011
	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund	NorthRoad International Fund*
INVESTMENT INCOME (Note 1)
Interest income	$ 135	$ 489	$ 555	$ 66,428	$ 5
Dividend income	368,483	719,161	1,466,640	71,381	7,676
Total investment income	368,618	719,650	1,467,195	137,809	7,681

EXPENSES (Notes 3 and 5)
Investment advisory fees	160,539	590,255	606,382	45,263	6,355
Other expenses:
Service agreement fees	37,622	372,208	193,898	25,425	3,229
Auditor fees	6,000	12,250	9,250	3,000	1,000
Independent trustee fees	7,750	7,750	750	1,750	–
Other expenses waived	–	–	(31,188)	–	–
Total other expenses	51,372	392,208	172,710	30,175	4,229
Total expenses	211,911	982,463	779,092	75,438	10,584

NET INVESTMENT INCOME (LOSS)	156,707	(262,813)	688,103	62,371	(2,903)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,023,143	10,320,986	5,172,860	527,227	400,356
Change in net unrealized appreciation (depreciation) of investments	(1,072,840)	5,579,872	(170,895)	(309,977)	(280,110)

NET GAIN ON INVESTMENTS	950,303	15,900,858	5,001,965	217,250	120,246

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,107,010	$15,638,045	$5,690,068	$279,621	$117,343

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund. See note 9.

See accompanying Notes to Financial Statements.

16 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | June 30, 2011

Statements of Changes in Net Assets

For the period indicated
	Investors Fund		Mid-Cap Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 156,707	$ 239,625	$ (262,813)	$ (390,483)
Net realized gain on investments	2,023,143	1,011,557	10,320,986	11,120,939
Net unrealized appreciation (depreciation) on investments	(1,072,840)	2,606,593	5,579,872	18,528,051
Net increase in net assets resulting from operations	1,107,010	3,857,775	15,638,045	29,258,507

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	–	(239,625)	–	–

CAPITAL SHARE TRANSACTIONS (Note 7)	(2,380,706)	(420,547)	(14,976,867)	(10,392,681)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,273,696)	3,197,603	661,178	18,865,826

NET ASSETS
Beginning of period	$42,881,679	$39,684,076	$159,413,393	$140,547,567
End of period	$41,607,983	$42,881,679	$160,074,571	$159,413,393

	Disciplined Equity Fund		Balanced Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 688,103	$ 530,727	$ 62,371	$ 139,574
Net realized gain on investments	5,172,860	933,085	527,227	379,920
Net unrealized appreciation (depreciation) on investments	(170,895)	8,509,840	(309,977)	392,114
Net increase in net assets resulting from operations	5,690,068	9,973,652	279,621	911,608

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	–	(530,727)	(62,371)	(139,574)
From net capital gains	–	(221,732)	–	–
Total distributions	–	(752,459)	(62,371)	(139,574)

CAPITAL SHARE TRANSACTIONS (Note 7)	58,587,009	48,310,018	(745,346)	(634,826)

TOTAL INCREASE IN NET ASSETS	64,277,077	57,531,211	(528,096)	137,208

NET ASSETS
Beginning of period	$ 98,981,340	$41,450,129	$12,256,219	$12,119,011
End of period	$163,258,417	$98,981,340	$11,728,123	$12,256,219

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 17

Madison Mosaic Equity Trust | Statements of Changes in Net Assets | concluded

For the period indicated

	NorthRoad International Fund*
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ (2,903)	$ 271
Net realized gain (loss) on investments	400,356	100,114
Net unrealized appreciation on investments	(280,110)	146,941
Net increase in net assets resulting from operations	117,343	247,326

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	–	(271)
From net capital gains	–	(101,704)
Total distributions	–	(101,975)

CAPITAL SHARE TRANSACTIONS (Note 7)	(317,555)	561,942

TOTAL INCREASE IN NET ASSETS	(200,212)	707,293

NET ASSETS
Beginning of period	$1,763,306	$1,056,013
End of period	$1,563,094	$1,763,306

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund. See note 9.

See accompanying Notes to Financial Statements.

18 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | June 30, 2011
Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.55	$15.07	$11.31	$18.44	$20.57	$18.81
Investment operations:
Net investment income	0.06	0.09	0.05	0.08	0.20	0.09
Net realized and unrealized gain (loss) on investments	0.38	1.48	3.76	(6.28)	(0.21)	3.02
Total from investment operations	0.44	1.57	3.81	(6.20)	(0.01)	3.11
Less distributions:
From net investment income	–	(0.09)	(0.05)	(0.08)	(0.20)	(0.09)
From net capital gains	–	–	–	(0.85)	(1.92)	(1.26)
Total distributions	–	(0.09)	(0.05)	(0.93)	(2.12)	(1.35)
Net asset value, end of period	$16.99	$16.55	$15.07	$11.31	$18.44	$20.57
Total return (%)	2.66	10.44	33.73	(33.40)	(0.18)	16.55
Ratios and supplemental data
Net assets, end of period (in thousands)	$41,608	$42,882	$39,684	$28,030	$55,991	$176,861
Ratio of expenses to average net assets (%)	0.981	0.99	1.00	1.05	0.94	0.95
Ratio of net investment income to average net assets (%)	0.731	0.60	0.40	0.47	0.78	0.55
Portfolio turnover (%)	20	41	74	47	51	52

MID-CAP FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.57	$9.55	$7.67	$12.87	$13.04	$11.99
Investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.21	2.05	1.91	(4.71)	1.15	1.98
Total from investment operations	1.19	2.02	1.88	(4.74)	1.13	1.96
Less distributions from capital gains	–	–	–	(0.46)	(1.30)	(0.91)
Net asset value, end of period	$12.76	$11.57	$9.55	$7.67	$12.87	$13.04
Total return (%)	10.29	21.15	24.51	(36.61)	8.62	16.32
Ratios and supplemental data
Net assets, end of period (in thousands)	$160,075	$159,413	$140,548	$88,964	$146,378	$147,122
Ratio of expenses to average net assets (%)	1.241	1.25	1.26	1.26	1.25	1.25
Ratio of net investment income to average net assets (%)	(0.33)1	(0.26)	(0.36)	(0.33)	(0.18)	(0.18)
Portfolio turnover (%)	12	57	63	76	43	47

1Annualized.

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 19

Madison Mosaic Equity Trust | Financial Highlights | continued

Selected data for a share outstanding for the periods indicated.

DISCIPLINED EQUITY FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.68	$11.66	$8.81	$13.78	$14.07	$12.61
Investment operations:
Net investment income	0.05	0.07	0.01	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.49	1.05	2.85	(4.80)	1.21	2.05
Total from investment operations	0.54	1.12	2.86	(4.71)	1.27	2.12
Less distributions:
From net investment income	–	(0.07)	(0.01)	(0.09)	(0.06)	(0.07)
From net capital gains	–	(0.03)	–	(0.17)	(1.50)	(0.59)
Total distributions	–	(0.10)	(0.01)	(0.26)	(1.56)	(0.66)
Net asset value, end of period	$13.22	$12.68	$11.66	$8.81	$13.78	$14.07
Total return (%)	4.26	9.58	32.50	(34.20)	9.05	16.83
Ratios and supplemental data
Net assets, end of period (in thousands)	$163,258	$98,981	$41,450	$3,072	$4,499	$4,081
Ratio of expenses to average net assets before fee waiver (%)	0.991	1.09	1.06	1.14	1.26	1.27
Ratio of expenses to average net assets after fee waiver (%)	0.951	0.99	0.96	1.06	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.801	0.68	0.49	0.72	0.41	0.54
Ratio of net investment income to average net assets after fee waiver (%)	0.841	0.78	0.60	0.80	N/A	N/A
Portfolio turnover (%)	25	40	62	63	70	54

BALANCED FUND

	(unaudited) Six-Months Ended June 30,		Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.50	$16.39	$13.29	$17.62	$18.39	$17.40
Investment operations:
Net investment income	0.09	0.19	0.17	0.25	0.28	0.23
Net realized and unrealized gain (loss) on investments	0.31	1.11	3.10	(3.72)	0.13	1.84
Total from investment operations	0.40	1.30	3.27	(3.47)	0.41	2.07
Less distributions:
From net investment income	(0.09)	(0.19)	(0.17)	(0.25)	(0.28)	(0.23)
From net capital gains	–	–	–	(0.61)	(0.90)	(0.85)
Total distributions	(0.09)	(0.19)	(0.17)	(0.86)	(1.18)	(1.08)
Net asset value, end of period	$17.81	$17.50	$16.39	$13.29	$17.62	$18.39
Total return (%)	2.30	8.02	24.82	(19.92)	2.24	11.96
Ratios and supplemental data
Net assets, end of period (in thousands)	$11,728	$12,256	$12,119	$10,139	$13,800	$16,267
Ratio of expenses to average net assets (%)	1.241	1.24	1.25	1.24	1.22	1.22
Ratio of net investment income to average net assets (%)	1.031	1.16	1.19	1.49	1.47	1.24
Portfolio turnover (%)	15	39	57	50	42	35

1Annualized.

See accompanying Notes to Financial Statements.

20 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | Financial Highlight | concluded

Selected data for a share outstanding for the periods indicated.

NORTHROAD INTERNATIONAL FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010	2009
Net asset value, beginning of year	$13.30	$11.92	$10.003
Investment operations:
Net investment income (loss)	(0.02)	0.001	(0.03)
Net realized and unrealized gain (loss) on investments	0.93	2.20	3.01
Total from investment operations	0.91	2.20	2.98
Less distribution:
From net investment income	–	0.001	–
From net capital gains	–	(0.82)	(1.06)
Total distributions	–	(0.82)	(1.06)
Net asset value, end of year	$14.21	$13.30	$11.92
Total return (%)	6.84	18.42	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$1,563	$1,763	$1,056
Ratio of expenses to average net assets (%)	1.242	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	(0.34)2	0.02	(0.31)
Portfolio turnover (%)	109	61	74

1Greater than zero but less than a penny.
2Annualized.
3Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund for which the inception of the fund was December 31, 2008 with effective date of January 1, 2009.

See accompanying Notes to Financial Statements.

Semi-annual Report | June 30, 2011 | 21

Madison Mosaic Equity Trust

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (the "Funds"): the Investors Fund, Mid-Cap Fund, Disciplined Equity Fund, Balanced Fund and NorthRoad International Fund, each of whose objectives and strategies are described in the Funds’ prospectus. Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund and had different investment objectives and policies. A sixth Trust portfolio, available to certain institutional investors (as defined in the portfolio’s prospectus), presents its financial information in a separate report.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP"). Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the six-months ended June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. As of June 30, 2011, none of the funds held securities deemed as a Level 3.

22 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | Notes to Financial Statements | continued

The following is a summary of the inputs used as of June 30, 2011 in valuing the funds’ investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 6/30/11
Investors
Common Stocks	$40,081,212	$ –	$ –	$40,081,212
Repurchase Agreement	–	1,492,672	–	1,492,672
Total	$40,081,212	$1,492,672	$ –	$41,573,884
Mid-Cap
Common Stocks	$150,023,957	$ –	$ –	$150,023,957
Repurchase Agreement	–	9,285,662	–	9,285,662
Total	$150,023,957	$9,285,662	$ –	$159,309,619

Disciplined Equity
Common Stocks	$157,576,323	$ –	$ –	$157,576,323
Repurchase Agreement	–	6,205,156	–	6,205,156
Total	$157,576,323	$6,205,156	$ –	$163,781,479

Balanced
Common Stocks	$7,617,370	$ –	$ –	$7,617,370
Corporate Obligations	–	1,921,876	–	1,921,876
U.S. Treasury & Agency Obligations	–	1,713,568	–	1,713,568
Repurchase Agreement	–	459,914	–	459,914
Total	$7,617,370	$4,095,358	$ –	$11,712,728

NorthRoad International
Common Stocks	$1,476,905	$ –	$ –	$1,476,905
Repurchase Agreement	–	76,469	–	76,469
Total	$1,476,905	$ 76,469	$ –	$1,553,374
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis was effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended June 30, 2011.

The Funds adopted guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the financial statements of the Funds held in the Trust as they did not hold derivative financial instruments during the year.

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the

Semi-annual Report | June 30, 2011 | 23

Madison Mosaic Equity Trust | Notes to Financial Statements | continued

current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap, Disciplined Equity and NorthRoad International Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2010 and 2009 was as follows:

	2010	2009
Investors Fund:
Distributions paid from ordinary income	$ 239,625	$ 144,107
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$ 598,830	$ 47,510
Long-term capital gains	153,629	–
Balanced Fund:
Distributions paid from ordinary income	$ 139,574	$ 126,787
NorthRoad International Fund:
Distributions paid from:
Ordinary income	$ 52,639	$ 85,950
Long-term capital gains	$ 49,336	–

The Investors Fund, Disciplined Equity Fund, Balanced Fund and NorthRoad International Fund designate 100%, 100%, 91.66% and 22.22%, , respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2010 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Undistributed net investment income	$ 156,707
Accumulated net realized losses	(3,685,006)
Net unrealized appreciation on investments	4,106,339
$ 578,040
Mid-Cap Fund:
Undistributed net investment loss	$ (262,813)
Accumulated net realized gains	3,937,226
Net unrealized appreciation on investments	33,863,842
$37,538,255
Disciplined Equity Fund:
Undistributed net investment income	$ 688,103
Accumulated net realized gains	5,484,527
Net unrealized appreciation on investments	9,545,707
$15,718,337
Balanced Fund:
Accumulated net realized gains	$ 178,653
Net unrealized appreciation on investments	1,074,216
$1,252,869
NorthRoad International Fund:
Undistributed net investment loss	$ (2,903)
Accumulated net realized gains	419,328
Net unrealized appreciation on investments	2,443
$418,868

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and for the six-months ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing

24 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | Notes to Financial Statements | continued

disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2010, capital loss carryovers available to offset future capital gains for federal income tax purposes were as follows:

Expiration Date	Investors Fund	Mid-Cap Fund	Balanced Fund
December 31, 2016	$1,512,847	–	–
December 31, 2017	4,195,302	$6,383,760	$348,574

The capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2011, the Investors Fund had approximately a 6.5% interest, the Mid-Cap Fund approximately a 40.3% interest, the Disciplined Equity Fund approximately a 26.9% interest, the Balanced Fund approximately a 2.0% interest and the NorthRoad International Fund approximately a 0.3% interest in the consolidated repurchase agreement of $23,040,315 collateralized by $23,501,225 in Freddie Mac Mortgage Backed Security Notes. Proceeds at maturity were $23,040,321.

3. Investment Advisory Fees. The investment adviser to the Trust, Madison Investment Advisors, LLC, (the "Adviser"), earned an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Disciplined Equity and Balanced Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly. Effective June 30, 2011, the Adviser earned an advisory fee equal to 0.80% per annum of the average net assets of the NorthRoad International Fund. (Prior to that date, the Fund paid 0.75% while it operated as the Small/Mid-Cap Fund.) The Adviser is responsible for payment of all fees to NorthRoad Capital Management, LLC, the subadviser to the NorthRoad International Fund.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2011 were as follows (unaudited):

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	–	–
Other	$8,269,583	$10,179,990
Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$18,478,213	$36,009,460
Disciplined Equity Fund:
U. S. Gov’t Securities	–	–
Other	$95,506,242	$37,360,466
Balanced Fund:
U. S. Gov’t Securities	$ 151,878	–
Other	$1,637,050	$2,690,764

Semi-annual Report | June 30, 2011 | 25

Madison Mosaic Equity Trust | Notes to Financial Statements | continued

	Purchases	Sales
NorthRoad International Fund:
U. S. Gov’t Securities	–	–
Other	$1,741,085	$1,910,167

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees, presented below for the six-months ended June 30, 2011, are accrued daily and paid monthly. This percentage was 0.50% for the Balanced Fund. The percentage was 0.35% for the Investors Fund but may be limited due to a total expense cap (including the management fee) of 0.99% for the Investors Fund. The percentage was 0.35% for the Disciplined Equity Fund. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.11% of this fee thru February 16, 2011. Effective February 17, 2011, this fee was reduced to 0.24% on the first $100 million in assets and 0.21% on all assets greater than $100 million. Additionally, the Adviser agreed to waive 0.03% of this fee on the first $100 million in assets. This waiver may end at any time. The percentage for the Mid-Cap Fund was 0.50% on the first $150 million and 0.47% on all assets greater than $150 million. Finally, the percentage was 0.35% for the NorthRoad International Fund effective June 30, 2011 (prior to that it had been 0.50%). The direct expenses paid by the Funds (described below) come out of this fee.

The Funds pay the expenses of the Funds’  Independent Trustees directly. For the six-months ended June 30, 2011, these fees were $7,750, $7,750, $750, $1,750 and $0, for the Investors, Mid-Cap, Disciplined Equity, Balanced and NorthRoad International Funds, respectively.

The Funds also pay the expenses of the Funds’  independent registered public accountants directly. For the six-months ended June 30, 2011, the amounts expensed for these fees were $6,000, $12,500, $9,250, $3,000 and $1,000 for the Investors, Mid-Cap, Disciplined Equity, Balanced and NorthRoad International Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2011 (unaudited):

	Investors Fund	Mid-Cap Fund
Aggregate Cost	$37,467,545	$125,445,777
Gross unrealized appreciation	5,889,872	36,400,601
Gross unrealized depreciation	(1,783,533)	(2,536,759)
Net unrealized appreciation	$ 4,106,339	$ 33,863,842

	Disciplined Equity Fund	Balanced Fund
Aggregate Cost	$154,235,772	$10,638,512
Gross unrealized appreciation	15,068,546	1,388,264
Gross unrealized depreciation	(5,522,839)	(314,048)
Net unrealized appreciation	$ 9,545,707	$ 1,074,216

NorthRoad International Fund
Aggregate Cost	$1,550,931
Gross unrealized appreciation	5,406
Gross unrealized depreciation	(2,963)
Net unrealized appreciation	$ 2,443

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund	2011	2010
In Dollars
Shares sold	$2,261,349	$7,889,489
Shares issued in reinvestment of dividends	–	211,972
Total shares issued	2,261,349	8,101,461
Shares redeemed	(4,642,055)	(8,522,008)
Net decrease	$(2,380,706)	$ (420,547)

In Shares
Shares sold	133,174	512,651
Shares issued in reinvestment of dividends	–	12,808
Total shares issued	133,174	525,459
Shares redeemed	(275,776)	(567,461)
Net decrease	(142,602)	(42,002)

Mid-Cap Fund	2011	2010
In Dollars
Shares sold	$18,852,039	$35,464,120
Shares issued in reinvestment of dividends	–	–
Total shares issued	18,852,039	35,464,120
Shares redeemed	(33,828,906)	(45,856,801)
Net increase (decrease)	$(14,976,867)	$(10,392,681)

26 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | Notes to Financial Statements | concluded

Mid-Cap Fund (cont.)	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010
Shares sold	1,518,465	3,554,316
Shares issued in reinvestment of dividends	–	–
Total shares issued	1,518,465	3,554,316
Shares redeemed	(2,753,795)	(4,491,882)
Net decrease	(1,235,330)	(937,566)

Disciplined Equity Fund	2011	2010
In Dollars
Shares sold	$72,901,417	$49,934,288
Shares issued in reinvestment of dividends	–	48,040
Total shares issued	72,901,417	49,982,328
Shares redeemed	(14,314,408)	(1,672,310)
Net increase	$58,587,009	$48,310,018

In Shares
Shares sold	5,658,437	4,385,449
Shares issued in reinvestment of dividends	–	3,783
Total shares issued	5,658,437	4,389,232
Shares redeemed	(1,112,196)	(139,064)
Net increase	4,546,241	4,250,168

Balanced Fund	2011	2010
In Dollars
Shares sold	$238,662	$815,118
Shares issued in reinvestment of dividends	58,347	130,183
Total shares issued	297,009	945,301
Shares redeemed	(1,042,355)	(1,580,127)
Net decrease	$(745,346)	$(634,826)

In Shares
Shares sold	13,451	49,220
Shares issued in reinvestment of dividends	3,279	7,854
Total shares issued	16,730	57,074
Shares redeemed	(58,450)	(95,941)
Net decrease	(41,720)	(38,867)

NorthRoad International Fund	2011	2010
In Dollars
Shares sold	$114,439	$504,262
Shares issued in reinvestment of dividends	–	101,974
Total shares issued	114,439	606,236
Shares redeemed	(431,994)	(44,294)
Net increase (decrease)	$(317,555)	$561,942

NorthRoad International Fund (cont.)	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010
In Shares
Shares sold	8,445	39,869
Shares issued in reinvestment of dividends	–	7,644
Total shares issued	8,445	47,513
Shares redeemed	(31,015)	(3,541)
Net increase (decrease)	(22,570)	43,972

8. Line of Credit. The Investors Fund, Balanced Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit with U.S. Bank N.A. of $3.5 million, $1.5 million, $6.5 million and $14 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the six-months ended June 30, 2011, none of the Funds borrowed on their respective lines of credit.

9. Proxy Results for NorthRoad International Fund. On June 27, 2011, the shareholders of the NorthRoad International Fund, then known as the Small/Mid-Cap Fund, representing 122,182.927 shares outstanding, voted in person or by proxy as follows: (1) approval of a subadvisory agreement between NorthRoad Capital Management LLC and Madison Investment Advisors, LLC (the "Adviser") was given by a vote of 120,422.506 shares in favor (98.56%) with none (0%) opposed or abstaining; and (2) approval of the amendment to the existing advisory agreement between the Fund and the Adviser was given by a vote of 120,422.506 shares in favor (98.56%) with none (0%) opposed or abstaining. The matters approved by the Fund’s shareholders were effective June 30, 2011, at which time the Fund changed its investment objectives and policies from those during which it was managed as the Small/Mid-Cap Fund to those under its current form as the NorthRoad International Fund.

10. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Semi-annual Report | June 30, 2011 | 27

Madison Mosaic Equity Trust

Other Information

Fund Expenses
Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on January 1, 2011 and held for the six-months ended June 30, 2011.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,026.59	0.98%	$5.02
Mid-Cap Fund	$1,000.00	$1,102.85	1.24%	$6.63
Disciplined Equity Fund	$1,000.00	$1,042.59	0.95%*	$4.87
Balanced Fund	$1,000.00	$1,023.02	1.24%	$6.29
NorthRoad International Fund	$1,000.00	$1,068.42	1.24%	$6.54
*After fee waiver. See Note 5.
1For the six-months ended June 30, 2011.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,025.05	0.98%	$4.93
Mid-Cap Fund	$1,000.00	$1,025.05	1.24%	$6.22
Disciplined Equity Fund	$1,000.00	$1,025.05	0.95%*	$4.76
Balanced Fund	$1,000.00	$1,025.05	1.24%	$6.23
NorthRoad International Fund	$1,000.00	$1,025.05	1.24%	$6.23
*After fee waiver. See Note 5.
1For the six-months ended June 30, 2011.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

28 | Semi-annual Report | June 30, 2011

Madison Mosaic Equity Trust | Other Information | concluded

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Madison Mosaic Family of Mutual Funds

Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic¨ Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-03615

Madison Mosaic(R) Funds
www.mosaicfunds.com

SEMI-ANNUAL REPORT (unaudited)

June 30, 2011

Madison Mosaic
Equity Trust

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Mosaic(R) Funds
www.mosaicfunds.com

MADOX | Madison Institutional Equity Option Fund

Table of Contents
Review of Period	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Other Information	15

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund

Review of Period

What happened in the market during the first half of 2011?

The six months ending June 30, 2011 began much like 2010 ended, with stock markets surging, driven by a seemingly endless supply of government financial support and lofty economic growth expectations. From August 31, 2010 through February 18, 2011, the S&P 500 Index soared 29% (including dividends) with only a very slight hesitation in November 2010. Then renewed European sovereign debt concerns, unrest in Middle East and North African oil producing nations and the tragic Japanese earthquake and nuclear disaster resulted in a sharp reversal in stock prices with the S&P 500 giving back all of its early year gains by mid March. Rather surprisingly, stocks very quickly resumed their upward trajectory despite continued geopolitical risks and soaring oil prices. By the end of April, the S&P 500 had reached its highest point of the year, a level not seen since June 2008. However, stock prices moved lower once again as the impact of higher fuel costs, renewed housing market weakness and generally lackluster economic data caused economic growth expectations to be adjusted lower for the rest of the year. In the last week of June, better news out of North Africa resulted in a sharp decline in oil prices and investors jumped back into stocks causing a 4% late quarter rally which ultimately provided the bulk of the return for the period. Clearly, the first six months of the year proved to be a choppy ride for stocks as should be expected in an environment of significant geopolitical and economic uncertainty. For the full six month period, the S&P 500 rose 6.02% while the S&P BuyWrite Index (BXM), representing a passive covered call strategy on the S&P 500, rose 2.42%.

From a sector perspective, higher quality stocks and defensive sectors were the leaders over the full six month period, however, sector leadership ebbed and flowed along with the multiple changes in investor sentiment. Early leadership was very heavily in the energy sector as crude oil prices surged on geopolitical unrest. Cyclical sectors, such as technology and industrials, and lower quality stocks also led early in the year, continuing their dominance from late 2010. As investor concerns grew and the overall market sagged, defensive sectors such as health care and consumer staples rotated into a leadership role. Although lower than late 2010, sector and individual stock correlations have started rising once again indicating that sector and stock movements are becoming more connected and driven by macro issues rather than fundamental issues. This has provided an increasingly challenging environment for our stock selection focus which relies more heavily on identifying attractive fundamental characteristics for our equity holdings.

Volatility has been relatively tame for much of this year with the exception of a short-lived spike in mid March as the market reacted negatively to the above-noted geopolitical events and the Japanese earthquake. The CBOE VIX Index jumped by over 45% in that short period of time but reversed very quickly as the stock market rebounded and investor fears subsided. Despite the ensuing choppiness in the market for the remainder of the period, volatility remained fairly docile as changes in market direction occurred in an fairly orderly manner.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/11
Consumer Discretionary	13.7%
Energy	2.3%
Financials	19.6%
Health Care	12.9%
Information Technology	25.2%
Cash & Other	26.3%

How did MADOX perform given the marketplace conditions during the first six months of 2011?

For the six months ending June 30, 2011, the fund’s Net Asset Value (NAV) rose 1.42%, trailing the CBOE S&P BuyWrite Index (BXM) return of 2.42% and the S&P 500 return of 6.02%. During the early months of the year MADOX lagged the S&P 500 Index which is typical of a covered call strategy in a strong upwardly trending market. This was exacerbated by a growing cash position which resulted from numerous option assignments, primarily in January. With the market appearing expensive following such a strong rally from mid 2010, the fund was awaiting opportunities to reinvest on weakness. Such opportunities were presented periodically over the past six months but were very short in duration and relatively mild in scale. Although the S&P 500 Index has vacillated significantly in recent months, a true correction has not yet occurred. As stock prices periodically

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 1

MADOX | Madison Institutional Equity Option Fund | Review of Period | continued

dipped, the fund opportunistically reinvested portions of its cash into high quality companies with a keen eye to purchasing at appropriate valuation levels. This, along with the covered call aspect of the fund strategy, is key to providing support in uncertain markets and is consistent with our "growth at a reasonable price" philosophy. As markets quickly rebounded from their short-lived retreats, additional call option positions moved in-the-money resulting in further stock assignments and additions to cash holdings. The cash generation of the portfolio during periods of market surges and our opportunistic and valuation conscious manner in reinvesting the cash, was the primary reason for the fund’s divergence from the overall market during the period. As markets corrected in June, the fund’s defensive positioning dramatically narrowed the performance differential, however, the strong surge in the final days of June reversed much of the positive effect.

Describe MADOX’s portfolio equity and option structure.

As of June 30, 2011, the fund held 28 equity securities and unexpired call options had been written against 52% of the fund’s stock holdings. The relatively low level of stock positions fully covered by call options reflected an active June expiration period in which a number of call options either expired or were repurchased. We have increased the level of coverage significantly as the equity market rebounded in late June and continued into July. During the six-month period, the fund generated premiums of $147,080 from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options. As of June 30, 53.3% of the fund’s call options (8 of 15 different options) remained "out-of-the-money." (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of "out-of-the-money" options as a percent of options written has declined slightly from the beginning of the year and remains relatively low given the strong absolute performance of the market year to date.

Which sectors are prevalent in MADOX?

From a sector perspective, the fund’s largest exposure as of June 30, 2010 was to the Technology (and technology related) Sector, followed by Financials, Consumer Discretionary, Health Care, and Energy. MADOX had no exposure to the Materials, Consumer Staples, Telecommunication Services, Industrials and Utilities Sectors during the period.

Discuss the fund’s security and option selection process.

MADOX is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund in the second half of 2011?

Looking forward, a number of recent developments have bolstered confidence that the economy can once again regain its footing as we move through the second half of

2 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund | Review of Period | concluded

2011. For starters, the price of oil has declined by more than 15% since peaking in late April. In addition, global supply chain disruptions from the Japanese earthquake appear to be fading. Meanwhile, in Europe, another "fix" appears to be in place which could at least improve the odds for a delayed and orderly Greece default, welcome news to a number of very shaky European banks. On the fiscal front, serious political discussions focused on an extension of federal stimulus into 2012 appear to be providing more time for the economy to heal before it "sets out on its own." Finally, the ongoing credit cycle tightening in China may soon be coming to a close. However, we must also not lose sight of the fact that we, as a nation, are still going through a rather lengthy and painful de-leveraging process. We believe this ongoing de-leveraging will lead to more fragile (sub-optimal) economic growth with shorter and choppier economic cycles. The economy and financial markets remain in healing mode following the crippling financial crisis of 2008-09. Although the trend in equity markets has been strongly positive since early 2009, the foundation for extended gains seems less than solid. Improvements certainly have been made but serious challenges remain. Fiscal austerity, which is gripping parts of Europe, will increasingly impact our domestic economy, offsetting the monetary easing which has provided much of the fuel for equity strength in recent years. Corporate profit margins are at all time highs leaving little opportunity for improvement. Housing and employment data remains dismal. In short, the path to future sustained economic growth is not likely to be a smooth one. The fund will continue its defensive stance given our view of relative uncertainty and will opportunistically move to a more aggressive stance as conditions improve and/or reduced market valuations and higher option premiums provide an increased margin of safety.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2011
% of net assets
Celgene Corp.	4.80%
Visa Inc., Class A	4.19%
Microsoft Corp.	4.14%
American Express Co.	4.11%
Morgan Stanley	3.43%
Gilead Sciences Inc.	3.29%
Goldman Sachs Group Inc./The	3.18%
Cisco Systems Inc.	3.10%
Google Inc., Class A	3.02%
State Street Corp.	2.96%

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 3

MADOX | Madison Institutional Equity Option Fund | June 30, 2011

Portfolio of Investments | unaudited
	Shares	Value (Note 1)
COMMON STOCK - 77.8%
Consumer Discretionary - 14.4%
American Eagle Outfitters Inc.	10,000	$ 127,500
Best Buy Co. Inc.	4,000	125,640
Kohl’s Corp.	2,500	125,025
Staples Inc.	6,000	94,800
Target Corp.	2,600	121,966
TJX Cos. Inc.	2,500	131,325
		726,256
Energy - 2.5%
Apache Corp.	1,000	123,390
Financials - 20.6%
American Express Co.	4,000	206,800
Bank of America Corp.	11,000	120,560
Bank of New York Mellon Corp./The	3,500	89,670
Goldman Sachs Group Inc./The	1,200	159,708
Morgan Stanley	7,500	172,575
State Street Corp.	3,300	148,797
Wells Fargo & Co.	5,000	140,300
		1,038,410
Health Care - 13.7%
Celgene Corp.*	4,000	241,280
Gilead Sciences Inc.*	4,000	165,640
Mylan Inc.*	5,500	135,685
Teva Pharmaceutical Industries Ltd., ADR	3,000	144,660
		687,265
	Shares	Value (Note 1)
Information Technology - 26.6%
Adobe Systems Inc.*	3,800	$ 119,510
Brocade Communications Systems Inc.*	20,000	129,200
Cisco Systems Inc.	10,000	156,100
eBay Inc.*	4,200	135,534
Google Inc., Class A*	300	151,914
Hewlett-Packard Co.	3,000	109,200
Microsoft Corp.	8,000	208,000
Symantec Corp.*	6,000	118,320
Visa Inc., Class A	2,500	210,650
		1,338,428
Total Common Stock (Cost $4,093,745)		3,913,749
INVESTMENT COMPANIES - 1.5%
iPATH S&P 500 VIX Short-Term Futures ETN*	3,600	76,104
Total Investment Companies (Cost $138,187)		76,104
Repurchase Agreement - 26.3%
With U.S. Bank National Association issued 6/30/11 at 0.01%, due 7/1/11, collateralized by $1,347,696 in Freddie Mac Pool #A87842 due 8/1/39. Proceeds at maturity are $1,321,265 (Cost $1,321,265)		1,321,265
TOTAL INVESTMENTS - 105.6% (Cost $5,553,197)		5,311,118
NET OTHER ASSETS AND LIABILITIES - (2.7%)		(136,987)
Total Call Options Written - (2.9%)		(144,638)
TOTAL ASSETS - 100.0%		$5,029,493

*	Non-income producing
ETN	Exchange Traded Note

See accompanying Notes to Financial Statements.

4 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | June 30, 2011 | concluded

Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	38	January 2012	$ 34.00	$ 6,688
American Eagle Outfitters Inc.	100	August 2011	16.00	500
American Express Co.	40	January 2012	50.00	19,400
Brocade Communications Systems Inc.	200	October 2011	6.00	20,000
Celgene Corp.	31	July 2011	57.50	9,610
eBay Inc.	42	October 2011	31.00	13,125
Gilead Sciences Inc.	40	January 2012	42.00	12,060
Goldman Sachs Group Inc./The	10	January 2012	135.00	9,625
Hewlett-Packard Co.	30	January 2012	37.00	7,500
Kohl’s Corp.	25	January 2012	52.50	6,000
Morgan Stanley	60	July 2011	28.00	240
Mylan Inc.	55	January 2012	24.00	13,998
State Street Corp.	25	August 2011	45.00	4,388
Symantec Corp.	60	July 2011	19.00	5,130
TJX Cos. Inc.	25	July 2011	46.00	16,375
Total Call Options Written (Premiums received $128,693)				$144,638

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 5

MADOX | Madison Institutional Equity Option Fund | June 30, 2011

Statement of Assets and Liabilities | unaudited

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$3,989,853
Repurchase agreements	1,321,265
Total investments (cost $5,553,197)	5,311,118
Dividends and interest receivable	2,874
Total assets	5,313,992

LIABILITIES
Options written, at value (premiums received of $128,693)	144,638
Payables
Investment securities purchased	136,611
Auditor fees	2,500
Independent trustee fees	750
Total liabilities	284,499

NET ASSETS	$5,029,493

Net assets consists of:
Paid in capital	8,452,035
Undistributed net investment loss	(8,197)
Accumulated net realized loss on investments and options transactions	(3,156,321)
Net unrealized depreciation on investments and options transactions	(258,024)
Net assets	$5,029,493

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	320,275

NET ASSET VALUE PER SHARE	$15.70

See accompanying Notes to Financial Statements.

6 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund

Statement of Operations | unaudited

For the six-months ended June 30, 2011

INVESTMENT INCOME (Note 1)
Interest income	$ 69
Dividend income	18,217
Other income	130
Total investment income	18,416

EXPENSES (Notes 3 and 5)
Investment advisory fees	20,360
Performance fulcrum fee	823
Other expenses:
Service agreement fees	1,430
Auditor fees	2,500
Independent trustee fees	1,500
Total other expenses	5,430
Total expenses	26,613

NET INVESTMENT INCOME (LOSS)	(8,197)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	43,695
Options	114,126
Net unrealized appreciation (depreciation) on:
Investments	(174,029)
Options	113,121

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	96,913

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 88,716

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 7

MADOX | Madison Institutional Equity Option Fund

Statement of Changes in Net Assets

For the period indicated

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ (8,197)	$ (1,114)
Net realized gain (loss) on investments and options transactions	157,821	(2,130,355)
Net unrealized appreciation (depreciation) on investments and options transactions	(60,908)	2,381,306
Net increase in net assets resulting from operations	88,716	249,837

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	–	–

CAPITAL SHARE TRANSACTIONS (Note 7)	$ (651,676)	$ (694,311)

NET DECREASE IN NET ASSETS	$ (562,960)	$ (444,474)

NET ASSETS
Beginning of period	$5,592,453	$6,036,927
End of period	$5,029,493	$5,592,453

See accompanying Notes to Financial Statements.

8 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund | June 30, 2011

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,				For the period March 31, 2006* through
	2011	2010	2009	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$15.48	$14.75	$11.44	$18.13	$21.18	$20.00
Investment Operations
Net investment income (loss)	(0.02)	(0.00)1	0.01	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments and options transactions	0.24	0.73	3.31	(5.40)	(0.84)	1.44
Total from investment operations	0.22	0.73	3.32	(5.25)	(0.71)	1.54
Less distributions from:
Net investment income	–	–	(0.01)	(0.15)	(0.13)	(0.10)
Capital gains	–	–	–	(1.29)	(2.21)	(0.26)
Total distributions	–	–	(0.01)	(1.44)	(2.34)	(0.36)
Net Asset Value, End of Period	$15.70	$15.48	$14.75	$11.44	$18.13	$21.18
Total Investment Return (%)	1.42	4.95	29.05	(29.91)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$5,029	$5,592	$6,037	$4,642	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.97**	0.79	0.76	0.79	0.95	0.94**
Ratio of net investment income to average net assets (%)	(0.30)**	(0.02)	0.07	0.69	0.65	0.83**
Portfolio turnover (%)	45	81	46	40	103	41
* Commencement of operations. ** Annualized. 1 The fund had a net investment loss but it was less than a penny. Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 9

MADOX | Madison Institutional Equity Option Fund

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers six portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining five Trust portfolios present their financial information in a separate report.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and options which are valued at the mean between the best bid and best ask prices across all option exchanges. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. As of June 30, 2011, the Fund held no securities deemed as a Level 3.

10 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at fair value:

Madison Institutional Equity Option	Level 1	Level 2	Level 3	Value at 12/31/10
Assets:
Common Stocks	$3,913,749	$ –	$ –	$3,913,749
Investment Companies	76,104	–	–	76,104
Repurchase Agreement	–	1,321,265	–	1,321,265
Total	$3,989,853	$1,321,265	$ –	$5,311,118
Liabilities:
Written options	$ 144,638	$ –	$ –	$ 144,638
Total	$ 144,638	$ –	$ –	$ 144,638
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis was effective for interim and annual periods beginning after December 15, 2010. There were no transfers between classification levels during the period ended June 30, 2011.

The Fund adopted guidance on enhanced disclosures about a fund’s derivative and hedging activities in order to enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge fund items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written	$144,638

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended

June 30, 2011:
	Realized Gain on Derivatives:	Change in Unrealized Appreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts	$114,126	$113,121

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 11

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

There were no distributions in 2010. The tax character of distributions paid to shareholders was $5,373 of ordinary income in 2009.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment loss	$ (8,197)
Net realized losses on investments	(3,112,539)
Net unrealized depreciation on investments	(301,806)
$(3,422,542)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of and during the year ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

As of December 31, 2010, the Fund had available for federal income tax purposes capital loss carryovers which will expire as follows:

Expiration Date
December 31, 2017	$1,125,781
December 31, 2018	2,144,578

The capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

Information on the tax components of investments, excluding option contracts, as of June 30, 2011 is as follows (unaudited):

Aggregate Cost	$5,596,979
Gross unrealized appreciation	174,090
Gross unrealized depreciation	(459,951)
Net unrealized depreciation	$(285,861)

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Clarification of Investment Strategy: When options are exercised and stocks are called away, the Fund will see its cash level materially increase. Although the Fund intends to invest at least 80% of its assets in securities under normal circumstances, there may be times when the Fund’s cash and cash equivalents represent more than 20% of the Fund’s assets for indeterminate periods until it is opportune to re-invest these amounts in securities pursuant to the

12 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Fund’s equity and option strategies. What may be "normal circumstances" for other instruments or investment companies may not represent normal circumstances for the Fund.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. The Fund, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2011, the Fund had approximately an 5.7% interest in the consolidated repurchase agreement of $23,040,315 collateralized by $23,501,225 in Freddie Mac Mortgage Backed Security Notes. Proceeds at maturity were $23,040,321.

3. Investment Advisory Fees. The investment adviser to the Fund, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was applied to the advisory fee which can increase, decrease or have no effect on the advisory fee based on certain performance criteria described in the Fund’s prospectus. The fee is accrued daily and is paid monthly.

4. Investment Transactions. Purchases and sales of securities, excluding short-term investments, for the six-months ended June 30, 2011 were $1,947,262 and $2,967,655, respectively. No U.S. Government securities were purchased or sold during the period.

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund also pays the expenses of the Fund’s Independent Trustees and auditors directly. For the six-months ended June 30, 2011, these fees amounted to $1,500 and $2,500, respectively. The combined Services Agreement fees paid to the Adviser and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

6. Covered Call Options. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transitions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 13

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Transactions in option contracts during the six-months ended June 30, 2011 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,374	$272,036
Options written	795	147,080
Options expired	(312)	(65,356)
Options closed	(231)	(63,047)
Options assigned	(845)	(162,020)
Options outstanding at end of period	781	$128,693

7. Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2011	2010
In Dollars
Shares sold	$ –	$ 10,000
Shares issued in reinvestment of dividends	–	–
Total shares issued	–	10,000
Shares redeemed	(651,676)	(704,311)
Net increase (decrease)	$(651,676)	$(694,311)

In Shares
Shares sold	645	645
Shares issued in reinvestment of dividends	–	–
Total shares issued	–	645
Shares redeemed	(41,109)	(48,637)
Net increase (decrease)	(41,109)	3,777

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

14 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund

Other Information
Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on January 1, 2011 and held for the six-months ended June 30, 2011.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,014.21	0.97%	$4.91
1For the six-months ended June 30, 2011.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.05	0.97%	$4.89
1For the six-months ended June 30, 2011.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 15

MADOX | Madison Institutional Equity Option Fund | Other Information | continued

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended December 31, 2010 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal.

On February 5, 2011, the Board reviewed a variety of matters in connection with the Madison Institutional Equity Option Fund’s ("MADOX") investment advisory contract with Madison Asset Management (the "Adviser").

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in MADOX management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies. It (the Board) recognized the wide array of investment professionals employed by the firm. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to Madison Investment Advisors’ ("Madison") history of providing advisory services to the Madison Mosaic organization.

The Board also discussed the quality of services provided to MADOX by its transfer agent and custodian as well as the various administrative services provided by directly the Adviser.

With regard to the investment performance of MADOX and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.

The Adviser’s stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, it focuses on the fundamental businesses of companies. As such, MADOX’s stock selection philosophy stays away from the "beat the street" objective, as the Adviser looks for

16 | Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011

MADOX | Madison Institutional Equity Option Fund | Other Information | continued

companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, the Adviser explained that it believes it seeks to bring elements of consistency, stability and predictability to MADOX shareholders under normal market conditions.

The Board engaged in a comprehensive discussion of fund performance and current market conditions in the course of its contract renewal considerations. The Board recognized that because MADOX has a fulcrum fee, the Adviser is monetarily penalized for underperforming its market index (the BXM) and rewarded for material outperformance. As such, in colloquial terms, the Board recognized that the Adviser "puts its money where its mouth is."

Representatives of the Adviser discussed with the Board the methodology for arriving at the peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with MADOX, the Board reviewed the expense ratios for a variety of other options funds in the MADOX peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that MADOX’s costs were low for the quality and extent of services provided.

The Board noted that the Adviser provided options strategy management services to other investment company clients and considered the fees charged by the Adviser to such funds for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. Although the Board took those fees into account, the Board considered the differences in services and time required by the various types of funds to which the Adviser provided services. They recognized that significant differences may exist between the services provided to one type of fund and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that if the services rendered by the Adviser to one type of fund differ significantly from others, then the comparison should not be used. In the case of MADOX, the Board recognized that fees charged to a closed-end fund for which the Adviser acts solely as subadviser for another investment adviser is understandably lower than the fee charged to MADOX. This reflects the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser that are not performed in a subadvisory capacity. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Board also recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differs significantly from serving as an investment adviser to an open-end (mutual) fund.

The Trustees recognized that the MADOX fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by MADOX (i.e. an advisory fee, adjusted up or down by a fulcrum fee, with a cap on administrative expenses). As such, the Board focused its attention on the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison was not a "be-all and end-all" exercise, but was nevertheless an important consideration.

The Trustees sought to ensure that fees were adequate so that the Adviser (and its affiliates) did not neglect its management responsibilities to MADOX in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Adviser was not unreasonably high. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with MADOX, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in

Madison Mosaic Equity Trust | Semi-annual Report | June 30, 2011 | 17

MADOX | Madison Institutional Equity Option Fund | Other Information | concluded

excess of the Services Agreement fees are paid by the Adviser and Madison from investment advisory fees earned. For these reasons, the Trustees recognized that examination of the fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board recognized that MADOX is to a certain extent "subsidized" by the greater Madison organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from MADOX alone. However, the Board recognized that MADOX is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, approximated $15 billion at the time of the meeting. As a result, although the fees paid by MADOX at its present size might not be sufficient to profitably support a stand-alone fund, it is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that MADOX is important to the Adviser, is managed with the attention given to other firm clients and is not treated as "loss leader."

The Board confirmed that MADOX’s non-interested Trustees met previously with counsel and reviewed the written contract renewal materials provided by the Adviser. It noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

With regard to the extent to which economies of scale would be realized as MADOX grows, the Trustees recognized that at the fund’s current size, it was premature to discuss any economies of scale.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the advisory fees are fair and reasonable for MADOX and that renewal of its Advisory and Services Agreements without change are in the best interests of MADOX and its shareholders.

Upon further discussion and on motions duly made and seconded, the contract was renewed for another year.

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The Madison Mosaic Family of Mutual Funds

Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-03615

Madison Mosaic(R) Funds

www.mosaicfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in Semi-Annual Report (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

Holly Baggot, Secretary
Date: August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, President and Principal Executive Officer
Date: August 22, 2011

By:  (signature)

Greg Hoppe, Treasurer and Principal Financial Officer
Date: August 22, 2011